Selected American Shares
Authorized series of
Selected American Shares, Inc.

Selected International Fund
Authorized series of
Selected International Fund, Inc.
Supplement dated November 1, 2024
to the Prospectus dated April 30, 2024

Effective as of November 1, 2024, the following is added to the section titled “How to Open an Account:”

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Distributor may lower or waive the minimum initial investment for certain categories of investors at its discretion.